UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36445	01-0801232
(Commission File Number)	(IRS Employer Identification No.)

525 Executive Blvd., Elmsford, NY 10523

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on August 5, 2020, NanoVibronix, Inc. (the “Company”) received notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“NASDAQ”) indicating that the Company no longer satisfied the Nasdaq Listing Rule 5550(b)(1) (the “Rule”), which requires listed companies to maintain stockholders’ equity of at least $2.5 million for continued listing on NASDAQ, and was therefore subject to delisting. In response, the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”), which request stayed any further action by the Listing Qualifications Staff. The hearing was held on September 24, 2020.

On October 6, 2020, the Company received formal notice that the Panel had granted the Company’s request for an extension through December 15, 2020 to evidence compliance with the Rule. The Company expects to timely satisfy the terms of the Panel’s decision; however, there can be no assurance that it will be able to do so.

If compliance with the Rule cannot be demonstrated by December 15, 2020, NASDAQ will provide written notification that the Company’s common stock could be delisted. In such event, NASDAQ rules permit the Company to appeal any delisting determination to a NASDAQ Hearings Panel. Accordingly, there can be no assurance that the Company will be able to regain compliance with the NASDAQ listing rules or maintain its listing on the NASDAQ Capital Market. If the Company’s common stock is delisted, it could be more difficult to buy or sell the Company’s common stock or to obtain accurate quotations, and the price of the Company’s common stock could suffer a material decline. Delisting could also impair the Company’s ability to raise capital.

Item 8.01 Other Events.

On October 8, 2020, the Company issued a press release announcing that the Panel had granted the Company’s request for an extension through December 15, 2020 to evidence compliance with the Rule. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 8, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOVIBRONIX, INC.

Date: October 8, 2020	By:	/s/ Stephen Brown
	Name:	Stephen Brown
	Title:	Chief Financial Officer